WTP Draft 3.23.22

GUARANTY

March __, 2022

THIS GUARANTY IS JOINTLY AND SEVERALLY made as of the date first appearing above by each of the undersigned Guarantors, Pure Harvest Colorado, LLC, a Colorado limited liability company and direct wholly-owned subsidiary of Borrower (as hereinafter defined) ("PHCO"), and Sofa King Medicinal Wellness Products, LLC, a Colorado limited liability company and direct wholly-owned subsidiary of PHCO ("SKM", and collectively with PHCO, the "Guarantors"), in favor of each of the following lenders, [redacted] ("[redacted]), [redacted] ("[redacted]), [redacted] ("[redacted]") and [redacted] ("[redacted]") (each individually a "Lender," and collectively the "Lenders").

Recitals

WHEREAS, Guarantors are direct or indirect subsidiaries of Pure Harvest Corporate Group, Inc. ("Borrower");

WHEREAS, the relative rights and duties of the mangers, members and officers of PHCO (and all matters of governance relating to the authorization and approval of instruments such as this Guaranty) are governed solely by the terms of a March 25, 2020 Operating and Management Agreement executed by Borrower, as sole member thereof, and PHCO (the "PHCO Operating Agreement"); the relative rights and duties of the mangers, members and officers of SKM (and all matters of governance relating to the authorization and approval of instruments such as this Guaranty) are governed solely by the terms of a May 15, 2020 Operating and Management Agreement executed by PHCO, as sole member thereof, and SKM (the "SKM Operating Agreement;" and, collectively with the PHCO Operating Agreement, the "Operating Agreements");

WHEREAS, Borrower and [redacted] are parties to that certain Termination Agreement and Mutual Release dated August 27, 2021 (with all amendments thereto, the [redacted]). Pursuant to the [redacted] among other things, Borrower is obligated to [redacted] in the initial principal amount of $1,000,000.00 payable on or before December 5, 2021, plus such additional interest, fees, and other amounts as may be or shall become due thereunder. Borrower failed to fulfill its obligations under the [redacted] and is in default thereunder. For the avoidance of doubt, (i) the description of the [redacted] in this paragraph is intended to be a summary thereof, and, notwithstanding any other provision of this Guaranty, the language of the [redacted] shall control in the event of any conflict with this paragraph, and (ii) nothing in this paragraph shall affect the validity or enforceability of any term of the [redacted] not recited herein;

WHEREAS, Borrower and [redacted] are parties to that certain Convertible Promissory Note dated November 17, 2020 (with all amendments thereto, the [redacted]). Pursuant to the [redacted] among other things, Borrower is obligated to [redacted] in the initial principal

amount of $500,000 payable on or before January 31, 2021, plus such additional interest, fees, and other amounts as may be or shall become due thereunder. Borrower failed to fulfill its obligations under the [redacted] and is in default thereunder. For the avoidance of doubt, (i) the description of the [redacted] in this paragraph is intended to be a summary thereof, and, notwithstanding any other provision of this Guaranty, the language of the [redacted] shall control in the event of any conflict with this paragraph, and (ii) nothing in this paragraph shall affect the validity or enforceability of any term of the [redacted] not recited herein;

WHEREAS, Borrower and [redacted] are parties to that certain Amended and Restated Convertible Promissory Note dated November 4, 2021, as amended by that certain Addendum to that Certain Convertible Promissory Note dated November 4, 2021 (with all amendments thereto, the "[redacted]"). Pursuant to the [redacted], among other things, Borrower is obligated to [redacted] in the revised principal amount of $57,700.00 payable on or before December 19, 2021, plus such additional interest, fees, and other amounts as may be or shall become due thereunder. Borrower failed to fulfill its obligations under the [redacted] and is in default thereunder. For the avoidance of doubt, (i) the description of the [redacted] in this paragraph is intended to be a summary thereof, and, notwithstanding any other provision of this Guaranty, the language of the [redacted] shall control in the event of any conflict with this paragraph, and (ii) nothing in this paragraph shall affect the validity or enforceability of any term of the [redacted] not recited herein;

WHEREAS, Borrower and [redacted] are parties to that certain Amended and Restated Convertible Promissory Note dated November 4, 2021, as amended by that certain Addendum to that Certain Convertible Promissory Note dated November 4, 2021 (with all amendments thereto, the "[redacted]"). Pursuant to the [redacted] among other things, Borrower is obligated to [redacted] in the revised principal amount of $401,900.00 payable on or before December 19, 2021, plus such additional interest, fees, and other amounts as may be or shall become due thereunder. Borrower failed to fulfill its obligations under the [redacted] and is in default thereunder. For the avoidance of doubt, (i) the description of the [redacted] in this paragraph is intended to be a summary thereof, and, notwithstanding any other provision of this Guaranty, the language of the Boivin Note shall control in the event of any conflict with this paragraph, and (ii) nothing in this paragraph shall affect the validity or enforceability of any term of the [redacted] not recited herein;

WHEREAS, the [redacted] [redacted], [redacted] and [redacted] shall be referred to herein collectively as the "Notes;"

WHEREAS, the cash amounts due to the Lenders by Borrower pursuant to the Notes, including all additional amounts which become due through the passage of time, shall be referred to herein collectively as the "Outstanding Balance;"

WHEREAS, the proceeds of the Notes were provided to Borrower for use by Borrower and Borrower's subsidiaries, and thus the Notes inured to Borrower's and each of its subsidiaries' substantial direct and indirect financial benefit;

WHEREAS, Borrower defaulted on its obligations to the Lenders under the Notes by failing to make payments when due thereunder, which has given rise to rights and potential actions against Borrower and Borrower's subsidiaries. Interest continues to accrue on each of the Notes as set forth therein;

WHEREAS, contemporaneously with this Guaranty and as a condition to the execution and delivery hereof, Lenders, Guarantors and/or Borrower are entering into: (a) that certain Forbearance Agreement of even date pursuant to which Lenders have agreed to forbear from instituting any collection or enforcement actions with respect to the Notes as set forth therein (the "Forbearance Agreement"); and (b) that certain Security Agreement of even date pursuant to which Guarantors have agreed to grant certain security interests in favor of the Lenders (the "Security Agreement");

WHEREAS, Guarantors received substantial direct and indirect financial benefits from the Notes and have a substantial and material interest in Borrower's success, and have determined that it is in their respective interests to enter into this Guaranty;

WHEREAS, without making any financial commitment, Lenders and Guarantors have agreed to discuss in good faith the potential terms on which Lenders might extend certain additional financing to Guarantors (the "Additional Financing"); and

WHEREAS, Lenders would not enter into the Forbearance Agreement or discuss the Additional Financing absent the execution of both this Guaranty and the Security Agreement (collectively the "Guaranty Documents").

NOW, THEREFORE, in consideration of the agreement of Lenders to enter into the Forbearance Agreement and discuss the Additional Financing, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Guarantors hereby covenant and agree as follows:

1. Guaranty. Each Guarantor hereby absolutely, unconditionally, and irrevocably guarantees to each Lender, as a primary obligor and not merely as surety: (a) the full, complete, and timely payment of any and all amounts whatsoever due to Lenders by Borrower under the Notes and the Forbearance Agreement when and as due and (b) the due and prompt performance of all covenants, agreements, obligations, and liabilities of the Borrower under or in respect of the Forbearance Agreement or the Guaranty Documents.

The liabilities and obligations set forth above shall be collectively referred to as the "Guaranteed Obligations".

As to the Guarantors, the guaranty provided for in this section is an absolute, unconditional, continuing guaranty of payment and not of collectability and is in no way conditioned upon or limited by: (a) any attempt to collect from Borrower; (b) any attempt to collect from, or the exercise of any rights and remedies against, any person other than Borrower who may at any time now or hereafter be primarily or secondarily liable for any or all of the Guaranteed Obligations, including, without limitation, any other maker, endorser, surety, or guarantor of all or a portion of the

Guaranteed Obligations; or (c) any resort or recourse to or against any security or collateral hereafter pledged, assigned, or granted to the Lenders under the provisions of any instrument or agreement or otherwise assigned or conveyed to it. If Borrower fails to pay any of the Guaranteed Obligations, when and as the same become due and payable, the Guarantors shall, jointly and severally, on demand pay the same in immediately available funds, in lawful money of the United States of America, to the Lenders c/o Lenders' agent:

Whiteford Taylor & Preston, LLP
Attn: Michael J. Roeschenthaler, Esq.
11 Stanwix Street, Suite 1400
Pittsburgh, PA 15222

2. Consent to Amendments and Extensions. Guarantors hereby consent, without notice to Guarantors, to any changes or alterations which may be made in any term, covenant, or condition of the Notes or Forbearance Agreement by the parties thereto. Guarantors further consent to the waiving by Lenders of any term, covenant, or condition of the Notes, the Forbearance Agreement or of any forbearance, indulgence, or release granted thereunder.

3. Obligations of Guarantors. If Borrower shall fail to pay the Guaranteed Obligations as required by their respective terms, Guarantors hereby, jointly and severally, and unconditionally guarantee to Lenders that Guarantors shall then pay (as a primary obligation and without first requiring the Lenders to proceed against Borrower) to the Lenders any and all Guaranteed Obligations. Guarantors further agree to indemnify and hold harmless Lenders from any loss (including reasonable attorney's fees) resulting from any monetary default made at any time by Borrower in connection with the Guaranteed Obligations or by the Guarantors under the terms of this Guaranty.

4. Waivers by Guarantors. Guarantors hereby waive presentment, demand for payment, protest, notice of nonpayment, promptness, and diligence. Guarantors hereby waive notice of acceptance of this Guaranty by Lenders and any and all notices and demands of every kind and description which may be required to be given by any statute or rule of law and Guarantors agree that their joint and several liability as Guarantors hereunder shall in no way be affected, diminished, or released by any forbearance or indulgence which may be granted to Borrower (or to any successor thereto or to any person or entity which shall have assumed the obligations thereof) or by any waiver of any term, covenant, or condition in the Guaranteed Obligations by Lenders or by reason of any change or modification in the Guaranteed Obligations, or by the acceptance of additional security or the release by Lenders of any security or of any person or entity primarily liable, including Borrower. Upon payment by a Guarantor of any sums as provided herein, all of such Guarantor's rights of subrogation, exoneration, contribution, reimbursement, indemnity, or otherwise arising therefrom against the Borrower or any other Guarantor shall be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all remaining Guaranteed Obligations to the Lenders. Any and all payments by a Guarantor under or in respect of this Guaranty shall be made free and clear of and without deduction or withholding for any taxes except as expressly required by applicable law.

5. Enforcement by Lenders. Guarantors agree that this Guaranty may be enforced against Guarantors by the Lenders without enforcing any rights it may have against any other

person or entity, including, but not limited to Borrower or any other Guarantor. Guarantors further agree that nothing herein contained shall prevent Lenders from suing on the Notes, from settling or compromising the Guaranteed Obligations with Borrower, or from exercising any other right available to it under the Guaranteed Obligations or against any other person or entity, and the exercise of any of the aforementioned rights shall not constitute a legal or equitable discharge of any Guarantor, it being the purpose and intent of Guarantors that their obligations under this Guaranty shall be absolute and unconditional until all terms, covenants, and conditions of the Guaranteed Obligations have been completely fulfilled.

6. Effect of Insolvency. This Guaranty shall remain in full force and effect and continue to be effective should any petition be filed by or against Borrower or any Guarantor for liquidation or reorganization, should Borrower or any Guarantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Borrower's or any Guarantors' assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Guaranteed Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by Lenders, whether as a "voidable preference", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Guaranteed Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

7. Waiver of Exemptions. All the laws exempting real or personal property from execution and inquisition and extension upon any levy on real or personal property are hereby waived and condemnation agreed to, and no benefit of exemption will be claimed under or by virtue of any exemption law now in force or which hereafter may be passed.

8. Notices. Any notice required or permitted to be given under this Guaranty shall be sufficient if (i) in writing and (ii) sent by email and either (1) personally delivered, (2) sent by certified or registered mail, return receipt requested and postage prepaid, or (3) sent by overnight U.S. Express mail or overnight letter (commercial courier), to the party's address as set forth below. Any notice required or permitted to be given under this Guaranty shall be deemed effective upon receipt or failure to accept delivery. Notice of any change in address shall be given as set forth in this section, provided that any notice sent prior to actual receipt of such notice of a change of address shall be deemed to be validly given.

If to the Lenders, notice shall be delivered to:

Michael J. Roeschenthaler, Esq.
Whiteford, Taylor & Preston L.L.P.
11 Stanwix Street, Suite 1400
Pittsburgh, PA 15222
mroeschenthaler@wtplaw.com

with a copy to

David W. Gaffey, Esq.
Whiteford, Taylor & Preston L.L.P.
3190 Fairview Park Drive, Suite 800
Falls Church, VA 22042
dgaffey@wtplaw.com

If to Guarantors, notice shall be delivered to:

Andrea Cataneo, Esq.
Mitchell Silberberg & Knupp LLP
437 Madison Ave., 25th Floor
New York, NY 10022
ajc@msk.com

9. Governing Law; Venue. Guarantors agree that this Guaranty shall be construed according to the laws of the State of Colorado (excluding, however, conflict of laws principles which would defeat the application of Colorado substantive law). ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY MAY BE INSTITUTED IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN COLORADO OR THE COURTS OF THE STATE OF COLORADO AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. SERVICE OF PROCESS, SUMMONS, NOTICE OR OTHER DOCUMENT BY MAIL TO SUCH PARTY'S ADDRESS SET FORTH HEREIN SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN ANY SUCH COURT. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

10. Binding Effect. The rights, powers, privileges, and discretions (hereinafter referred to as the "rights") to which Lenders may be entitled hereunder shall inure to the benefit of Lenders and Lenders' successors, and assigns. All the rights of Lenders are cumulative and not alternative and may be enforced successively or concurrently. Failure of Lenders to exercise any of its rights shall not be deemed a waiver thereof, and no waiver of any of its rights shall be deemed to apply to any other rights, nor shall such waiver be effective unless in writing and signed by Lenders. The terms, covenants, and conditions of or imposed upon Guarantors herein shall be binding upon the personal representatives, successors, and assigns of Guarantors.

11. Indemnification. Each Guarantor hereby agrees to indemnify and hold harmless each of the Lenders (the "Indemnitees") from any losses, damages, liabilities, claims, and related expenses (including the fees and expenses of counsel for any Indemnitee), incurred by any Indemnitee or asserted against any Indemnitee by any person (including any Guarantor other than

such Indemnitee, arising out of, in connection with, or resulting from this Guaranty (including, without limitation, enforcement of this Guaranty) or any failure of any Guaranteed Obligations to be the legal, valid, and binding obligations of any party enforceable in accordance with their terms, whether brought by a third party or by such Guarantor.

12. Severability. In case any provision (or any part of any provision) contained in this Guaranty shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Guaranty, but this Guaranty shall be construed as if such invalid, illegal, or unenforceable provision (or part thereof) had never been contained herein but only to the extent it is invalid, illegal, or unenforceable.

13. Additional Representations, Warranties & Covenants of Guarantors. Each Guarantor jointly and severally represents and warrants that: (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, (b) has full entity and other power and authority, and the legal right, to execute, deliver and perform the Guaranty Documents to which it is a party. Each of the Borrower and the Guarantors has taken all necessary organizational and governance action to authorize the execution, delivery and performance of the Guaranty Documents to which it is a party including, without limitation, obtaining the authorization, approval and consent under each respective Operating Agreement of both the Manager (as defined in the applicable Operating Agreement) and the Member (as defined in the applicable Operating Agreement). No consent or authorization of, filing with, notice to or other act by, or in respect of, any governmental authority or any other party or person is required in connection with the execution, delivery, performance, validity or enforceability of the Guaranty Documents. The execution, delivery and performance of the Guaranty Documents will not violate or conflict with any requirement of law or any contractual obligation of any party and will not result in, or require, the creation or imposition of any lien or security interest on any of their respective properties or assets pursuant to any requirement of law or any such contractual obligation (other than the security interests, liens and rights created by the Guaranty Documents). Each of the Guarantors covenants and agrees that it will perform and observe all of the terms, covenants, and agreements set forth in the Forbearance Agreement and the Guaranty Documents that are required to be performed or observed by it.

[***Signatures on Following Pages***]

IN WITNESS WHEREOF, Guarantors have caused this instrument to be duly executed under seal and delivered as of the date first above written.

GUARANTORS:

PURE HARVEST COLORADO, LLC

By: PURE HARVEST CORPORATE GROUP, INC., AS SOLE MEMBER & MANAGER

By: Matthew Gregarek

Name: Matthew Gregarek

Its: Manager

SOFA KING MEDICINAL WELLNESS PRODUCTS, LLC

By: PURE HARVEST COLORADO, LLC, AS SOLE MEMBER & MANAGER

By: PURE HARVEST CORPORATE GROUP, INC., AS SOLE MEMBER & MANAGER

By: Matthew Gregarek

Name: Matthew Gregarek

Its: Manager

LENDERS: [redacted]

____

[redacted]

____

[redacted]

____

[redacted]

Title: ___________________________

[redacted]

____